SUPPLEMENT

DATED AUGUST 13, 2010 TO THE

COMBINED STATEMENT OF ADDITIONAL INFORMATION

DATED MARCH 1, 2010, AS AMENDED AND RESTATED MAY 28, 2010
AND LAST AMENDED AUGUST 12, 2010

FOR THE HARTFORD MUTUAL FUNDS (THE “SAI”)

The following supersedes the Supplement dated August 12, 2010 to the currently effective SAI for the Hartford Mutual Funds. The above referenced SAI is revised as follows:

I.              The Hartford Small Company Fund

The section “Investment Management Arrangements — Sub-advisory/Investment Services Fees” of the SAI is amended as follows:

1.               Under the heading “INVESTMENT MANAGEMENT ARRANGEMENTS — Sub-advisory Fees/Investment Services Fees,” the heading for the sixteenth table is deleted and replaced with the following:

Small Company Fund (Team I)

2.               Additionally, the following table is added below “Small Company Fund (Team I)”:

Small Company Fund (Team II)

Average Daily Net Assets	Annual Rate
All Assets	0.280%

These charges were effective on July 21, 2010.

II.            The Hartford Money Market Fund

Effective August 12, 2010, Adam Tonkinson, Hartford Investment Management Company, will no longer serve as portfolio manager of The Hartford Money Market Fund (the “Fund”).  The Fund will continue to be managed by Robert Crusha.  Accordingly, all references to Mr. Tonkinson in the SAI are hereby deleted.

This Supplement should be retained with your SAI for future reference.